UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 29, 2016

AVNET, INC.

(Exact name of registrant as specified in its charter)

New York	1-4224	11-1890605
(State or other jurisdiction Of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2211 South 47th Street, Phoenix, Arizona		85034
(Address of principal executive offices)		(Zip Code)

(480) 643-2000

(Registrant’s telephone number, including area code.)

N/A

(Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 30, 2016, Avnet, Inc. (the “Company”) issued a press release announcing the public offering and pricing of $300.0 million in aggregate principal amount of 3.750% Notes due 2021 (the “Notes”). A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The offering was made pursuant to an Underwriting Agreement, dated November 29, 2016, by and among the Company and the representatives of the several underwriters listed therein, in an offering registered on a Registration Statement on Form S-3 (File No. 333-208009) which was filed with the Securities and Exchange Commission on November 13, 2015. The Notes are being issued pursuant to an Indenture, dated as of June 22, 2010, by and between the Company and Wells Fargo Bank, National Association, as trustee, and an Officers’ Certificate (which includes the form of Note as an exhibit) setting forth the terms of the Notes (the “Officers’ Certificate”). Copies of the Underwriting Agreement and the form of Officers’ Certificate are filed herewith as Exhibit 1.1 and Exhibit 4.1 respectively, and are incorporated herein by reference. The Notes will rank equally with all of the Company’s other existing and future unsecured obligations. The offering of the Notes is expected to close on December 2, 2016.

The legality opinion of Michael R. McCoy, Vice President, Assistant General Counsel and Secretary of the Company, relating to the issuance of the Notes, is filed herewith as Exhibit 5.1.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of November 29, 2016, by and among Avnet, Inc. and the representatives of the several underwriters listed therein.

4.1	Form of Officers’ Certificate setting forth the terms of the 3.750% Notes due 2021.

5.1	Opinion of Michael R. McCoy, Esq. with respect to the legality of the 3.750% Notes due 2021.

12.1	Statement of computation of ratio of earnings to fixed charges.

23.1	Consent of Michael R. McCoy, Esq. (included in Exhibit 5.1).

99.1	Press Release of Avnet, Inc., dated November 30, 2016, announcing the offering and pricing of the 3.750% Notes due 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2016

AVNET, INC.
Registrant

By:	/s/ Kevin Moriarty
Name:	Kevin Moriarty
Title:	Senior Vice President and Chief Financial Officer

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of November 29, 2016, by and among Avnet, Inc. and the representatives of the several underwriters listed therein.

4.1	Form of Officers’ Certificate setting forth the terms of the 3.750% Notes due 2021.

5.1	Opinion of Michael R. McCoy, Esq. with respect to the legality of the 3.750% Notes due 2021.

12.1	Statement of computation of ratio of earnings to fixed charges.

23.1	Consent of Michael R. McCoy, Esq. (included in Exhibit 5.1).

99.1	Press Release of Avnet, Inc., dated November 30, 2016, announcing the offering and pricing of the 3.750% Notes due 2021.